Exhibit 99.1

aerpio pharmaceuticals

Forward looking statement    This presentation has been prepared by Aerpio Pharmaceuticals (“we”, “us” or, the “Company”), solely for information purposes and is for the recipient to familiarize itself with the Company, and the fact that this meeting has taken place and anything you hear or learn during this meeting are strictly confidential. By agreeing to attend this meeting, you agree to keep all such information confidential. Except for internal use, this information may not be excerpted from, summarized, distributed, reproduced or used without the prior written consent of the Company. This presentation does not constitute an offer or invitation for the sale or purchase of securities. The Company does not make any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein and shall not have any liability for such information. Interested parties should conduct their own investigation and analysis of the Company, its business, prospects, results of operations and financial condition.    This presentation includes forward-looking statements. All statements contained in this presentation other than statements of historical facts, including statements regarding our product candidates, their therapeutic potential and development plans, our future results of operations and our financial position, our business strategy and plans and our objectives for future operations, are forward-looking statements. Forward-looking statements speak only as of the date hereof unless it is stated otherwise. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these statements relate to our strategy, our intellectual property position, future operations, future financial position, future revenue, projected costs, prospects, plans, objectives of management and expected market growth, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements including those contained in our public filings with the Securities and Exchange Commission.    This presentation also contains estimates and other statistical data made by independent parties and by us. Management bases all estimates and projections as to events that may occur in the future (including projections of revenue, development plans and timing of clinical trial results) upon their best judgment as of the date of this presentation. Whether or not such estimates or projections may be achieved will depend upon the Company achieving its overall business objectives and the availability of funds. The Company does not guarantee that any of these projections will be attained. Actual results will vary from the projections, and such variations may be material. New risks emerge from time to time, and except as required by law, neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. By attending or receiving this presentation you acknowledge that you will be solely responsible for your own assessment of the market and our market position and that you will conduct your own analysis and are solely responsible for forming your own view of the potential future performance of our business. 2

Corporate highlights    Advancing first-in-class treatments for ophthalmic disease    Non-proliferative diabetic retinopathy (NPDR)    Primary open angle glaucoma (POAG)    AKB-9778 is the most potent activator of the Tie2 pathway, proven essential for vascular stability    Phase 2b DR data expected Q2 2019    Proof-of-concept in DR demonstrated in Phase 2a DME study    Approximately 13 million DR patients in the US and 20 million in EU    Multi-billion dollar market potential    Strong rationale for efficacy in primary open angle glaucoma    Phase 1b demonstration of intra-ocular pressure lowering Q3 2019    Potential for activity in systemic vascular complications of diabetes    AKB-4924, a HIF-1a stabilizer in development for inflammatory bowel disease    Proof-of-concept target engagement data expected Q4 2018    Aerpio holds global rights to all intellectual property 3

The Tie2 Pathway & Diabetic Eye Disease 4

The Tie2 pathway is validated as the major axis for vascular stability and quiescence Tie2 is a transmembrane receptor found on endothelial cells Tie2 activity    Maintains integrity of endothelial cell junctions (blocks vessel leak)    Enhances endothelial cell function and viability    Inhibits vascular inflammation Active Tie2 = Vascular Stability 5

Activation of the Tie2 receptor is the goal of all the therapeutics in development Ang-2 Antibody Ang-1 (Tie2 activating ligand) Blood Vessel Lumen Ang-2/VEGF Antibody (extracellular) Intracellular Space Tie2 Receptor VE-PTP Small Molecule (Transmembrane receptor AKB-9778    Aerpio found on all vasculature) Ang-2: Angiopoietin-2 VEGF: Vascular endothelial growth factor VE-PTP: Vascular endothelial protein tyrosine phosphatase 6

In diabetic eye disease, VE-PTP and Ang-2 upregulation turns off Tie2 Blood Vessel Lumen Ang-2 (Competitive (extracellular) inhibitor of Ang-1) Intracellular Space VE-PTP (Deactivates Tie2 on intracellular side of receptor) Ang-1: Angiopoietin-1 Ang-2: Angiopoietin-2 VE-PTP: Vascular endothelial protein tyrosine phosphatase 7

VE-PTP inhibition activates Tie2 more robustly than Ang-2 inhibition -2 Mab Blood Vessel inds Ang-2) Lumen (extracellular) Intracellular Space AKB-9778 (Binds to and inhibits VE-PTP) Ang-2: Angiopoietin-2 Mab    Monoclonal antibody VE-PTP    Vascular endothelial protein tyrosine p 8

VE-PTP inhibition is the optimal approach to activating Tie2 AKB-9778 Nesvacumab (REGN910) robustly activates Tie2 minimally activates Tie2 in human endothelial cells in human endothelial cells Shen et al. JCI 124:4564-76, 2014 Daly et al. Cancer Research 73:108-18, 2012 9

Vascular changes seen in early diabetic eye disease are caused by loss of Tie2 function    Diabetic eye disease is a progressive disease characterized by worsening vascular damage    Vascular damage in the eye leads to leakage of fluid and proteins in the surrounding retinal tissue    Eventually the damage is severe enough to cause significant vision loss and potentially blindness NPDR    Non-proliferative diabetic retinopathy PDR    Proliferative diabetic retinopathy DME    Diabetic macular edema 10

AKB-9778 TIME-2 Clinical Data:    Diabetic Macular Edema 11

TIME-2 tested AKB-9778 alone and with Lucentis® in a randomized, phase 2a study AKB-9778 Monotherapy N=144 AKB-9778 + Lucentis® Combo Therapy 1:1:1 Lucentis® Monotherapy D0 D28 D56 D84 15 mg AKB-9778 SC BID 0.3 mg Lucentis® Placebo SC BID Sham injection 12

TIME-2: Change in retinal thickness over time AKB-9778 (N=46) Lucentis® (N=47) AKB-9778 + Lucentis® (N=48) 0 -8 6 -10 (µm) -20 CST in -70 -91 -102 -110 -120 -106 Change p = 0.02 p = 0.008 -146 -164 -170 Month 1 Month2 Month 3    P1 data showed efficacy as monotherapy in DME prompting testing of monotherapy in P2    No efficacy seen as monotherapy in primarily VEGF-driven disease (DME)    Vascular stabilizing effect of combination therapy significantly greater than either agent alone Campochiaro P, et al. Ophthalmology, Aug. 2016; Vol. 123. 13

AKB-9778 TIME-2 Clinical Data: Diabetic Retinopathy 14

Progression of diabetic eye disease is measured using a discreet 11-step scale (Diabetic Retinopathy Severity Score - DRSS)


Non-proliferative disease
Proliferative disease
ETDRS Severity Level
10 20 35 43 47 53 61 65 71 75 85
Steps
1 2 3 4 5 6 7 8 9 10 11
Very Mild
Mild
Mod.
Sev.
Very Sev.
Mild
Mod.
High Risk

- 2-step improvement in DRSS at one year is a FDA-accepted endpoint for approval
- Risk of vision-threatening events (diabetic macular edema, hemorrhage, retinal detachment, etc.) increases with worsening step progression
- Treatment of diabetic retinopathy is generally not initiated until later in disease due to the drawbacks of currently available interventions (e.g. laser, intraocular injection)
- Early intervention with AKB-9778 could slow or prevent disease progression and represents a potential paradigm change in the treatment of diabetic eye disease globally

Klein R et al., *Arch Ophthalmol.*, 2001, Vol. 119.

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Assessment of AKB-9778 on DRSS from the TIME-2 study    Pre-specified, planned analysis comparing effect of AKB-9778 on DRSS in fellow eyes without DME SC AKB-9778 Treated N=144 1:1:1 SC Placebo Treated D0 D28 D56 D84 15 mg AKB-9778 SC BID Placebo SC BID 16

Assessment of AKB-9778 on diabetic retinopathy severity score from the TIME-2 study


Percentage of Patients with a ≥ 2-Step Improvement in DRSS **@ 3 Months**
15
10
5
0
% of patients
4.2
11.4
Fellow Eye
Placebo Arm (N=24)
AKB-9778 Arms (N=70)

- 2-step improvement expected to increase at one-year timepoint (on-going TIME-2b study)
  - Lucentis 2-step improvement from RISE/RIDE studies at M3 (16-18%), M6 (27%), M12 (31-34%)
- Placebo rate of improvement consistent with sham control in RISE/RIDE studies (3% at M3, M6 and 12)
- Consistent and bilateral 2-step improvement in DRSS from TIME-2 support biologic activity of AKB-9778

DRSS – Diabetic retinopathy severity score

Campochiaro P, et al. *Ophthalmology*, Aug. 2016; Vol. 123.

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TIME-2 safety results     AKB-9778 + AKB-9778Lucentis®Lucentis® (N=48)(N=47)(N=49) Number of Ocular AEs174548 Subjects w/ Ocular AEs, n (%)10 (20.8)19 (40.4)23 (46.9) Number of Non-Ocular AEs7689108 Subjects w/ Non-Ocular AEs, n (%)28 (58.3)30 (63.8)33 (67.3) Number of Serious AEs*202 Subjects w/ Serious AEs, n (%)2 (4.2)02 (4.1) * No serious AEs were considered drug-related by investigators Campochiaro P, et al. Ophthalmology, Aug. 2016; Vol. 123.18

AKB-9778 development: DR vs. DME    Emergence of approval pathway for DR (2015 Lucentis & Eylea approvals) led us to pre-specify a DRSS analysis in the TIME-2 study    AKB-9778 product attributes support a potential market-leading profile for patients with DR, good vision, and no center involved DME    No need for intraocular injections    No increase in frequency of visits to ophthalmologist    Treats both eyes via systemic delivery (70% have bilateral disease)    Potential to prevent vision threatening DME and PDR    May improve diabetes-induced compromise of other vascular beds    Commercial considerations DME    Diabetic macular edema DR    Diabetic retinopathy DRSS    Diabetic retinopathy severity score 19 PDR    Proliferative diabetic retinopathy

TIME-2b Study 20

TIME-2b: Clinical trial design    Prospective, randomized, placebo-controlled study in pts with moderate to severe Non-Proliferative Diabetic Retinopathy (NPDR) without DME    150 patients: 15mg AKB-9778 once or twice/day vs. placebo    48 week treatment period    50 sites in United States    1o Endpoint: ≥ 2-step improvement in DRSS at 48 weeks    Key 2o Endpoints: development of DME/PDR, DR progression, renal function    Enrollment commenced June 2017, data expected Q2 2019 DME    Diabetic macular edema DR    Diabetic retinopathy DRSS    Diabetic retinopathy severity score PDR    Proliferative diabetic retinopathy 21

Commercial Opportunity: AKB-9778 in Diabetic Retinopathy 22

DR represents a large unmet medical need     with significant market potential    Diabetes affects over 400M patients worldwide    Over 40M patients in North America and 60M in Europe 143 1 in 3 diabetics have DRGloballyLucentis® approved Patients (millions)in July 2017 of 1 in 15 diabeticsNumber312015 Lucentis® have DMEand Eylea® global sales ï,» $1.5-2.0 B DRDME DR    diabetic retinopathy DME    diabetic macular edema Yau J. et al. Diabetes Care, March 2012, Vol 35. International Diabetes Federation. 2015 IDF Diabetes Atlas. Retrieved from http://www.diabetesatlas.org/ Cowen and Company. 2016 Therapeutic Categories Outlook. New York.23

Unmet need for the treatment of early diabetic eye disease is clear    Lloyd Paul Aiello, MD, PhD Beetham Eye Institute, Joslin Diabetes Center 2015 FDA/NEI Workshop on Diabetic Retinopathy DME- Diabetic macular edema DR    diabetic retinopathy FDA    Food and Drug Administration NEI    National Eye Institute VEGF    Vascular endothelial growth factor Visiongain: Global Ophthalmic Drugs Market Forecast 2017-2027. 24

Opportunity to treat earlier stage disease    Treating patients earlier in the disease process represents a large market opportunity with significant unmet need    Vision-related concerns are the greatest health concern of patients with diabetes and a strong motivator 25

Patient preferred treatment modality

- Monthly intraocular injections of anti-VEGF for DR is not a sustainable treatment strategy
- In contrast, AKB-9778 is patient-administered via daily SC injection
  - Reduces treatment and visit burden
  - More acceptable treatment delivery, avoiding eye injections, for less symptomatic patients
  - Exposure to systemic vasculature may effectively treat both eyes and other vascular complications of diabetes

Approved dosing regimen for Lucenits® in DME and DR	**12/year**
Study of real-world treatment of DME patients over a 12-month period	**3.6/year**


Pen Injector that you or someone else administers ONCE per day
56%
An injection in the eye, administered in the doctor's office
13%

Base = DR Patients (n=101)
Aerpio data on file.

SC – Subcutaneous
VEGF – Vascular endothelial growth factor
Lucentis® package insert
Kiss S, et al. *Clin Ophthalmol.* 2014;8:1611-1621.

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AKB-9778 market opportunity includes the largest segment of diabetic eye disease


Worsening disease progression
~ 125 M diabetics globally have DR
Sev PDR
Moderate PDR
Mild PDR
Very Severe NPDR
Severe NPDR
Moderate NPDR
Mild NPDR
AKB-9778 opportunity ~ 95 M patients

DR – Diabetic retinopathy
NPDR – Non-proliferative diabetic retinopathy
PDR – Proliferative diabetic retinopathy

27

Systemic Tie2 stabilization may have implications for other diabetic complications Restoration of Tie2 activation in chronic diabetes Koh, G. Trends in Molec Med. January 2013, 19:1. 31-39. 28

AKB-9778: Primary Open-Angle Glaucoma 29

Loss of Tie2 function leads to increased IOP and glaucoma phenotype 30

Glaucoma is the leading cause of blindness in the world Expected to increase to between 53 and 65.5 million affected individuals by 2020 Weinreb, R. N. et al. (2016) Primary open-angle glaucoma. Nat. Rev. Dis. Primers doi:10.1038/nrdp.2016.67 Tham, Y.-C. et al. Global prevalence of glaucoma and projections of glaucoma burden through 2040: a systematic review and meta-analysis. Ophthalmology 121, 2081 2090 (2014). Kapetanakis, V. V. et al. Global variations and time trends in the prevalence of primary open angle glaucoma (POAG): a systematic review and meta-analysis. Br. J. Ophthalmol. 100, 86 93 (2016). 31

Inhibition of VE-PTP activates Tie2 & affects downstream Rho kinase and eNOS activity    AKB-9778 could achieve effects of both of the recently approved glaucoma products 32

Stat sig reductions in IOP were observed in the TIME-2 study at every time point

	AKB-9778 Monotherapy		AKB-9778 + Lucentis®		Lucentis® monotherapy	
	SE	FE	SE	FE	SE	FE
Mean Baseline IOP (mmHG)	15.8	15.4	15.9	16.1	15.2	15.8
Mean Δ from BL (mmHG)	**-1.4**	**-1.4**	**-1.0**	**-1.5**	0.1	-0.1
t-test Δ BL-Mo 3 (p-value)	**<0.01**	**<0.01**	**<0.05**	**<0.01**	0.88	0.84

BL = baseline; SE = study eye; FE = Fellow eye; SD = standard deviation

- Reduction of IOP increased to ~ 2-2.5 mm Hg in patients with baseline IOPs ≥ 16 mm Hg, similar to prostaglandin analogs in normotensive glaucoma
- Systemically administered β-blockers and nitrates, drugs used in glaucoma as topical drops, have shown a similar stat sig reductions in IOP when administered systemically, ~ 1 mm Hg

Dirks et al. Adv Ther. 23:3, 2006
Khawaja et al. Ophthalmology 121:1501, 2014
Stenkula and Wettrell, Graefe's Arch Clin Exp Ophthalomol 218:96, 1982

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Dose related IOP decrease observed after topical ocular administration of AKB-9778 Normotensive Rabbits 34

AKB-9778 in primary open angle glaucoma

AKB-9778 Target Product Profile	
Primary Indication	Reduction of elevated intraocular pressure (IOP)
Target Pt. Population	Primary open angle glaucoma / ocular hypertension
Route of Administration	Topical installation
Dosing Schedule	1 drop QD (blow fill seal, 0.3 ml, single-dose)
Efficacy	In adjunctive setting: Additive effect of at least 1.5 mm Hg when used as adjunct to first-line treatment In monotherapy setting: IOP reduction of at least 5 mm Hg (or 20%) OR at least 3 mm Hg compared to placebo
Safety/Tolerability	Lack of significant rate of systemic and ocular side effects seen with other classes of drugs (eg, Systemic: cardiovascular, respiratory, headache, drowsiness, depression, dry mouth, taste disturbance; Ocular: allergy, iris/skin discoloration, blurred vision, hyperemia).
Positioning	First-line therapy of choice in adjunctive setting First-line for patients where an alternative to prostaglandin analog (PGA) desired: PGA-intolerant or PGA-nonresponsive patients; concerns re PGA-associated cosmetic side effects

IND – investigational new drug


Initiate phase 1b study
Initiate phase 2a study
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
2018
2019
2020
File IND
Top-line phase 1b results

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AKB-4924: Inflammatory Bowel Disease 36

AKB-4924 in inflammatory bowel disease    First-in-class, HIF-1a stabilizer for IBD    Addresses major unmet needs in IBD    Efficacy and safety in preclinical models and early human studies support a preferred profile for moderate/severe and potentially earlier stage disease vs. current standard of care    Oral, once-daily route of administration    Proof-of-concept data in Q3 2019 AE    adverse event HIF-1a hypoxia inducible factor-1 alpha IBD    inflammatory bowel disease 37

AKB-4924 in Inflammatory Bowel Disease: Novel Mechanism of Action

- AKB-4924 is a HIF-1α stabilizer that represents a new therapeutic class of potentially transformative therapeutics in IBD
- MOA enhances both mucosal wound healing and the resolution of inflammation
  - HIF-1α regulates innate immune responses by supporting broad-spectrum bactericidal and phagocytic activities of epithelial cells, neutrophils and macrophages important for the resolution of inflammation[1]
  - HIF-1α elicits a protective barrier function in intestinal epithelia during tissue injury and inflammation supporting resolution of inflammation and restoration of normal gut homeostasis[2-5]

HIF-1α – hypoxia inducible-1 alpha
IBD – inflammatory bowel disease
MOA – mechanism of action

1. Nizet and Johnson, Nature Reviews Immunol. 9:609,2009; 2. Furuta GT, Turner JR, Taylor CT, et al. J. Ex. Med. 2001;193:1027-1034; 3. Comerford KM, Wallace TJ, Karhausen J, et al. Cancer Res 2002;62:3387-94; 4. Synnestvedt K, Furuta GT, Comerford KM, et al. J. Clin. Invest. 2002;110:993-1002; 5. Eltzschig HK, Ibla JC, Furuta Gt, et al. J. Ex. Med. 2003;198:783-796; 6. Karhausen JO, Furuta GT, Tomaszewski JE, et al. J Clin Invest 2004;114:1098-1106; 7. Robinson A, Keely S, Karhausen J, et al. Gastroenterology 2008;134:145-55.

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AKB-4924 efficacy demonstrated in multiple models of IBD    Pre-clinical proof-of-concept across multiple models of IBD in both the induction and maintenance setting    TNBS-induced colitis    Wild type mice (below)    Chronic granulomatous disease mice    DSS-induced colitis    Genetic TNFÎ± overexpression induced Crohn’s Disease    Gut Graft Versus Host Disease DSS    dextran sodium sulfate IBD    inflammatory bowel disease TNBS    trinitrobenzene sulphonic acid TNFa    tumor necrosis factor alpha 39

AKB-4924 decreases colonic cytokine levels and enhances mucosal healing

AKB-4924 reduces levels of proinflammatory cytokines in target tissue (colon)


Tissue IL-1β (pg ml⁻¹)
4,000
3,000
2,000
1,000
0
Tissue IL-6 (pg ml⁻¹)
150
100
50
0
Tissue TNF-α (pg ml⁻¹)
150
125
100
75
50
25
0
(AKB-4924 mg kg⁻¹)
0.0 0.0 5.0 0.3 1.0 5.0
TNBS
– + – + + +


Papp (×10⁻⁶ cm s⁻¹)
10.0
7.5
5.0
2.5
0.0
2
3
7
Days post TNBS
EtOH + vehicle
TNBS vehicle
EtOH AKB-4924 (5.0 mg kg⁻¹)
TNBS AKB-4924 (5.0 mg kg⁻¹)
LPS (EU ml⁻¹)
60
40
20
0
2
3
7
Days post TNBS

AKB-4924 significantly reduces TNBS-induced leak of fluorescent dextran from colon over 7 days

AKB-4924 reduces levels of circulating bacterial endotoxin (LPS) from the gut secondary to restoration of barrier function

Keely et al. Immunology 2014;7:114-123.

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AKB-4924 profile in IBD supports a significant market opportunity


Surgery
Biologics
2nd malignancy, opportunistic infection, immunogenicity
Severe
AKB-4924
≥ efficacy profile, preferred safety and route of administration
Moderate
Steroids (systemic/topical), azathioprine
AEs: nausea, blood disorders, immune system compromise
Mild
5-ASA/mesalamine
- - - Cost & Disease Severity +++

IBD – Inflammatory bowel disease

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AKB-4924 in inflammatory bowel disease

AKB-4924 Target Product Profile	
Primary Indication	- inducing and maintaining clinical response & remission - improving endoscopic appearance of the mucosa - achieving corticosteroid-free remission
Target Pt. Population	Moderate/Severe Ulcerative Colitis
Route of Administration	PO (enteric-coated tablet)
Dosing Schedule	Once daily
Efficacy	≥ to infliximab
Safety/ Tolerability	Lack of secondary malignancy, opportunistic infection, or immunogenicity reactions
Positioning	First-line therapy of choice in moderate to severe ulcerative colitis



Top-line results from MAD study
Initiate phase 2 study
Q1 2018
Q2
Q3
Q4
Q1 2019
Q2
Q3
Q4
Q1 2020
Initiate MAD study
File IND
Initiate phase 1b study
Top-line results phase 1b study

IND – investigational new drug
MAD – multiple ascending dose
PO – Oral

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Pipeline    43

Aerpio pipeline based on novel mechanisms     Stage of Development Product CandidateIndicationApproachPreclinicalPhase 1Phase 2aPhase 2bNear-Term Milestones Tie2 AKB-9778DRActivatorTop-line data available Q2 2019 (SC inj) Tie2 POAG/Phase Ib data available AKB-9778Activator OHTin Q3 2019 (eye drop) HIF-1Phase Ib data available AKB-4924IBD Stabilizerin Q3 2019 Tie2 Chronic ARP-1536ActivatorTBD Indications Antibody DR    Diabetic retinopathy IBD    Inflammatory bowel disease POAG/OHT    Primary open angle glaucoma/ocular hypertension SC    Subcutaneous44

Upcoming news events



AKB-9778 in NPDR
AKB-9778 in POAG (eye drops)
AKB-4924 in UC
Complete enrollment in TIME-2b study (phase 2b NPDR)
File IND
Initiate phase 1b
Top-line results from TIME-2b (phase 2b NPDR)
Top-line results from phase 1b study
Initiate 28-day phase 2a study
Initiate phase 3 studies
Q1
Q2
Q3
Q4
2018
Q1
Q2
Q3
Q4
2019
Q1
2020
Initiate MAD study
Top-line results from MAD study
File IND
Initiate phase 1b study
Top-line results phase 1b study
Initiate phase 2 study

IND – Investigational new drug
MAD – Multiple ascending dose
NPDR – Non-proliferative diabetic retinopathy
POAG – Primary open angle glaucoma
UC – Ulcerative colitis

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Corporate highlights    Advancing first-in-class treatments for ophthalmic disease    Non-proliferative diabetic retinopathy (NPDR)    Primary open angle glaucoma (POAG)    AKB-9778 is the most potent activator of the Tie2 pathway, proven essential for vascular stability    Phase 2b DR data expected Q2 2019    Proof-of-concept in DR demonstrated in Phase 2a DME study    Approximately 13 million DR patients in the US and 20 million in EU    Multi-billion dollar market potential    Strong rationale for efficacy in primary open angle glaucoma    hase 1b demonstration of intra-ocular pressure lowering Q3 2019    Potential for activity in systemic vascular complications of diabetes    AKB-4924, a HIF-1a stabilizer in development for inflammatory bowel disease    Proof-of-concept target engagement data expected Q4 2018    Aerpio holds global rights to all intellectual property 46

www.aerpio.com    47